1995
     Annual
Report

                                -----------
                                DELAWARE
                                GROUP
                                DELCHESTER
                                FUND
                                -----------

        [PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES TO APPEARS HERE]

                   A Tradition of Sound Investing Since 1929


                      [DELAWARE GROUP LOGO APPEARS HERE]

Delchester Fund
================================================================================
Investment
================================================================================
Objective
================================================================================

To seek as high a current income as is consistent with providing reasonable safety.


         [PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES APPEARS HERE]


About Our Cover
================================================================================
Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


Delaware Group
================================================================================
A Tradition of
================================================================================
Sound Investing
================================================================================

Delaware's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

     Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of investment management standing behind us, we have experience you can count on and a commitment to excellent service.

     Today, Delaware manages some $27 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

August 15, 1995

Dear
--------------------------------------------------------------------------------
Shareholder:
--------------------------------------------------------------------------------

The portfolio managers of any high-yield bond fund have to carefully evaluate both credit and interest rate risks. Delchester Fund's 25th fiscal year, which ended July 31, 1995, was one that required an unusual degree of foresight to anticipate how each type of risk would affect a particular bond issue.

     Between the summer of 1994 and February 1995, the Federal Reserve Board raised the Federal Funds rate 1.75 percentage points to 6.0% to combat inflation, negatively affecting the value of all types of fixed-income securities. As the fiscal year wore on, however, signs of a slowing economy made credit risk a growing concern for high-yield issues even as interest rates fell sharply.

     The Delchester Fund's strategy through-out the majority of its 25-year history has been to focus on better quality bonds within the high-yield sector. We credit the Fund's strong long-term performance to this defensive approach, which we continued to implement during the past year. We consider it the most prudent long-term way to reach the Fund's objective of seeking high current income consistent with reasonable safety.

     The Fund recovered from a modest 0.78% loss in the first fiscal half and participated in the 1995 rebound with a total return of +9.31%. For the year ended July 31, 1995, Delchester Fund A Class shares provided a total return of +8.46% at net asset value (capital change plus reinvested dividends). As of that date, the Fund's 12-month distribution rate (based on net asset value) ranked a strong 11th out of 106 comparable high-yield bond funds tracked by Lipper Analytical Services, an evaluator of mutual funds. Distribution rate includes dividends and capital gains but does not include unrealized gains or losses in the portfolio.

     Due to our desire to protect principal in a volatile market, the Fund's total return in fiscal 1995 was less than the average +10.34% total return of high-yield bond funds tracked by Lipper Analytical Services.

--------------------------------------------------------------------------------

                                                            Total Return
                                                       Six                12
                                                      Months             Months
                                                      Ended              Ended
                                              --------------------      --------
                                              1/31/95      7/31/95       7/31/95
Delchester Fund A Class                       -0.78%        +9.31%       +8.46%
Lipper High-Current Yield
  Fund Average                                -0.48%       +10.82%      +10.34%

Performance for Delchester and the Lipper average (which includes 106 funds) is based on net asset value without impact of sales charge. Past performance is not a guarantee of future results. Performance for all classes of the Fund can be found on page 7.

--------------------------------------------------------------------------------

     Between January and July 1995, Delchester's net asset value per share did not grow as much as the share values of mutual funds with longer average maturities. In the opinion of our portfolio managers, holding longer term debt would have exposed shareholders to an unacceptable level of interest rate risk. The Fund's performance since January was also affected by the fact that issuers of a number of bonds in our portfolio refinanced their debt to capitalize on falling interest rates. The funds that benefitted most from the recent bond rally were the most interest rate sensitive.

     Delaware has managed Delchester Fund since 1970 and included high-yield bonds among the funds it manages before such bonds were even recognized as a separate and potentially profitable asset category by most other money managers. On the occasion of the Fund's silver anniversary, our report reviews the dynamic growth of the nearly $300 billion high-yield bond sector, as well as Delaware's participation in this market. We also review Delchester Fund's performance in 1995 and detail how the Fund is positioned for the coming months.

     Since Delchester became one of the nation's first mutual funds to focus on high-yield securities in August 1982, Fund assets have grown from less than $30 million to nearly $1.2 billion. We thank you for your continued confidence in Delchester Fund.

/s/ Wayne A. Stork

Wayne A. Stork
Chairman, Board of Directors

                             [CHART APPEARS HERE]

Federal Reserve Interest Rate Moves, 1994-1995

Aug. '94                             4.75
Nov. '94                              5.5
Feb. '95                                6
July '95                             5.75
Source:  Bloomberg Business News

This chart shows previous steep increases and the recent decline in the Federal Funds rate as targeted by the Federal Reserve Board.

Portfolio
--------------------------------------------------------------------------------
Managers'
--------------------------------------------------------------------------------
Report
--------------------------------------------------------------------------------

Both the high-yield market and the Delchester Fund faced a challenging period during the 12 months ended July 31, 1995. Rising interest rates led to negative returns for most fixed-income investments during the last five months of 1994. During the first seven months of 1995, both the U.S. Treasury and the corporate bond markets had extraordinary recoveries.

     In part because the sharp drop in interest rates since January had a positive effect on funds whose portfolios had a larger percentage of longer term bonds, the average high-yield bond fund rallied more than Delchester.

     Another factor affecting the Fund's performance during fiscal 1995 was that 13% of the portfolio's bonds - including some higher quality, older bonds in the paper and packaging material industries yielding as much as 14.25% - were called by issuers before their maturity dates.

     We believed that the most prudent way to invest this money was to purchase newer issues yielding 10% to 11% in the more defensive media, food and consumer goods sectors. This resulted in a decline in the Fund's distribution rate to shareholders. Lower quality bonds yielding as high as 14% were available in the high-yield market; however, we felt these issues lacked sufficient credit quality to justify purchases by the Fund.


  [PHOTO OF DELCHESTOR DELAWARE GROUP SENIOR PORTFOLIO MANAGERS APPEARS HERE]

            Paul A. Matlack, Gerald T. Nichols, James R. Raith, Jr.

We became concerned that rising interest rates and slowing economic activity would become features of the investment landscape for the year ended July 31. Accordingly, we decided to upgrade the credit quality of the Delchester portfolio by increasing the percentage of the portfolio devoted to BB securities.


     While the Fund's short-term performance relative to other funds is disappointing, it resulted from what we believe is a fundamentally sound, long-term strategy to position the Fund against both a slowing economy and interest rate risk. Since the soundness of the Fund's approach may not have been as apparent in recent months as it was during more difficult periods for the high-yield market, we would like to spend some time discussing the rationale behind the Fund's strategy.

The Fund's Conservative
Investment Strategy

Perhaps the most important factor in Delchester's long and successful track record since the Fund began investing in high-yield securities in 1982 has been its consistent adherence to a single investment mission. The focus of the Fund's portfolio managers has remained constant - to attempt to provide an above-average income stream consistent with a defensive, conservative approach to credit risk management.

     The Fund emphasizes income as the dominant component of return, with capital preservation taking precedence over capital appreciation. We strive to achieve this by investing primarily in securities rated BB or B, the two highest quality tiers in the high-yield market. As of July 31, the portfolio did not have any bonds rated lower than B by Standard & Poor's. A small percentage of the Fund's holdings were rated Caa or lower by Moody's Investor Services. In general, the Fund emphasizes B-rated bonds during periods of economic growth, and higher quality, lower yielding BB issues during an economic slowdown.

     Among high-yield funds, our strategy has been more conservative than most. About 35% percent of the portfolio's bonds were BB-rated bonds as of July 31, 1995, compared to less than 20% for the 120 high-yield funds tracked by Morningstar, Inc.

     Delaware believes this strategy has enabled the Fund to perform well over longer periods of time. For example, Delchester's average annual total return of +10.71% for the 10 years ended July 31 exceeds the +9.95% 10-year average annual total return of high-yield funds tracked by Lipper Analytical Services, based on performance at net asset value. The Fund's more conservative strategy has, in the past, helped the Fund preserve principal in down markets.

     However, our approach has several short-term implications. First, the Fund may lag in a strong bull market such as the one we've experienced in 1995. This underperformance may persist as long as economic growth and the overall credit quality in the market remain firm.

     The key to long-term performance, in our opinion, is the preservation of principal during intervening periods of slow economic growth and declining credit quality. Because we have to reposition the portfolio before rather than after an economic decline begins, there can be a lag before the Fund's strategy bears fruit. Of course, there can be no guarantee of the success of this strategy.

     As the chart to the right shows, the rate of return investors have received from BB-rated bonds has far outpaced the rate of return from B- and CCC-rated bonds between 1985 and the first half of 1995.

     As the Fund's fiscal year began in August 1994, we looked at what was happening with America's economy. The U.S. recovery had been underway for nearly four years, beyond the long-term average for an economic expansion. Two indicators of economic growth - auto production and housing starts - appeared to be at or past a cyclical peak, according to Bloomberg Business News. And, the Fed was raising interest rates.

     Meanwhile, signs of inflation abounded. Production capacity in several industries was reaching its limit. The price of commodities such as steel, paper, chemicals and packaging was rising rapidly. Employment growth remained strong.

     We became concerned that rising interest rates and slowing economic activity would become features of the investment landscape for the year ended July 31. Accordingly, we decided to upgrade the credit quality of the Delchester portfolio by gradually increasing the percentage of the portfolio devoted to BB securities from 5% as of July 31, 1994, to 18% as of December 31, 1994, and to 35% as of July 31, 1995.

     In addition, by avoiding bonds with longer maturities, we lowered the average

--------------------------------------------------------------------------------
Historical Rate of Return by Credit Rating


                                                      Annual Total Returns
                                             -----------------------------------
                                                BB              B           CCC
                                             -----------------------------------
1985                                          +37.3%         +26.3%        +5.0%
1986                                          +19.4          +17.3        -14.0
1987                                           +6.4           +3.2        +19.1
1988                                          +14.4          +16.5        +10.0
1989                                          +12.1           +1.3        -25.6
1990                                           +5.9           -9.2        -36.5
1991                                          +23.2          +46.1        +72.4
1992                                          +14.8          +20.0        +16.2
1993                                          +15.9          +18.2        +29.9
1994                                           -1.3           +0.3        -11.8
Jan.-June 1995                                +13.9          +10.7        +12.0
Cumulative                                   +336.7%        +277.5%       +44.4%
Annualized Returns                            15.07%         13.49%        3.56%

--------------------------------------------------------------------------------

BB-rated bonds have outperformed B-rated and CCC-rated bonds since 1985. This performance is not intended to represent performance of the Fund.

Source: Salomon Brothers Inc.

duration of the bonds in the Fund's portfolio to 3.9 years, a level that was approximately 20% lower than that of the overall high-yield bond market at the time. Duration is the most common measure of a bond's sensitivity to interest rate fluctuations. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

     Though upgrading credit quality without extending maturity resulted in a slight decline in the portfolio's overall yield, the Fund succeeded in maintaining a 12-month distribution rate (based on net asset value) that, as of July 31, ranked in the top 12% of the 106 high-yield funds tracked by Lipper Analytical Services.

     Beginning in February 1995, evidence of slowing economic growth emerged. However, U.S. Department of Commerce and Bureau of Labor Statistics data also unexpectedly revealed a striking absence of inflationary pressure. This sparked a six-month decline in interest rates and a major rally in equities.

     The six months ended June 30, 1995, marked the best six-month performance for the high-yield bond market since the first half of 1991, as measured by the Merrill Lynch High-Yield Master Index. The earlier rally occurred at the bottom of the business cycle and was sparked by investor consensus that an economic recovery was at hand. In contrast, the more recent rally occurred against a backdrop of slowing corporate earnings growth and considerable economic uncertainty.

     Because Delchester Fund was invested in higher quality securities with below-average sensitivity to interest rates, the Fund did not fully benefit from the capital appreciation that resulted from the bond rally. However, the Fund still provided a very attractive level of income for investors with a portfolio that avoided the riskiest corporate bonds, strategy consistent with our long-term effort to provide high income with reasonable safety.

Outlook

We remain committed to Delchester Fund's current strategy because we believe a focus on higher quality issues remains prudent given the evidence that economic activity has slowed substantially since 1994.

     During July, the bond rally stalled, and as of the second week of August 1995, interest rates as reflected by the yield on the 10-year U.S. Treasury bond had risen nearly 0.50% over a six-week period. We expect that if interest rates rise Delchester Fund is favorably positioned relative to the overall high-yield market.

     In the near-term, we do not see any significant problems for the high-yield market, and in fact think the sector may continue to attract investors seeking high income and equity-like returns. Nevertheless, we continue to favor a high income, quality-oriented strategy centered on issues with below-average interest rate risk. Under a scenario of flat to rising interest rates and stable to slowing economic activity, we believe Delchester's relatively conservative strategy will be vital to generating competitive long-term returns.

/s/ Paul A. Matlack

Paul A. Matlack
Senior Portfolio Manager

/s/ Gerald T. Nichols

Gerald T. Nichols
Senior Portfolio Manager

/s/ James R. Raith, Jr.

James R. Raith, Jr.
Senior Portfolio Manager

A Look at
--------------------------------------------------------------------------------
Long-Term
--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

As you can see from the chart on the opposite page, an investor who bought $10,000 worth of Delchester Fund A shares in July 1985 and reinvested all dividends would have had holdings worth $26,118 as of July 31, 1995. Much of this gain would have been achieved through the compounding effect of purchasing additional shares with dividends.

     Think of all that happened during the past decade -- the October 1987 stock market drop, the collapse of a major underwriter of high-yield debt, several bond defaults by airlines and retailers, and the Persian Gulf War. Yet the average annual total return on Delchester Fund A shares during that time was +10.17% including all sales charges, significantly better than the 3.9% average annual rise in consumer prices.

     Though Delchester Fund's performance has not matched that of the unmanaged Salomon Brothers Long-Term High-Yield Index, remember that the Index represents a hypothetical portfolio of high-yield securities which does not include the costs associated with running a mutual fund, including the costs of buying and selling bonds. Bonds included in the Index also have a longer average maturity than Delchester's bond portfolio. And, 75% of the Salomon Brothers Index is composed of bonds rated BB, compared to 35% of Delchester's portfolio.

     While a strong rally can tempt investors to take a more aggressive position to capture returns, it is important to keep in mind what a high-yield bond is -- the debt of corporations whose ability to pay interest and repay principal is not as strong as corporations whose bonds have investment grade ratings.

     High-yield bonds offer substantially higher potential returns than most other fixed-income securities, but also involve greater risks. Traditionally investors who have been willing to accept a prudent level of price volatility have been rewarded with higher income and higher overall return. While past performance doesn't guarantee future results, we believe Delchester's 10-year record shows the potential of this market as well as the potential benefits to investors who "stay the course."

This chart shows what a $10,000 investment in Delchester Fund A Class would have grown to since August 1985, assuming the reinvestment of dividends. The Fund's performance is compared to that of the Salomon Brothers Long-Term High-Yield Index.

                             [CHART APPEARS HERE]

Performance Chart
A Look at Long-Term Performance Growth of a $10,000 Investment, August 1985 through July 1995

                          Solomon Brothers          Delchester Fund
                          High-Yield Index              A Class
Aug. '85                     $ 10,000                   $  9,524
Jan. '86                       10,941                     10,451
July '86                       11,935                     11,456
Jan. '87                       13,103                     12,523
July '87                       13,398                     12,670
Jan. '88                       13,685                     13,105
July '88                       14,762                     13,942
Jan. '89                       15,620                     14,641
July '89                       16,293                     15,166
Jan. '90                       14,552                     14,032
July '90                       15,401                     14,589
Jan. '91                       14,502                     13,006
July '91                       18,218                     16,707
Jan. '92                       20,180                     18,803
July '92                       22,719                     20,709
Jan. '93                       24,280                     21,849
July '93                       26,900                     23,703
Jan. '94                       29,086                     25,419
July '94                       27,187                     24,082
Jan. '95                       27,850                     23,893
July '95                       32,233                     26,118

Chart assumes $10,000 invested on August 1, 1985, and includes the impact of Delchester's 4.75% sales charge and the reinvestment of all dividends. The illustration does not show the impact of taxes. The Salomon Brothers Long-Term High-Yield Index is an unmanaged index. Performance for other Classes of Delchester Fund will vary due to differing charges and expenses.

                         Delchester Fund's Performance
                      Total Return through July 31, 1995

                              Class A (Est. 1970)
                         Average Annual Total Returns

                          10 Year          +10.17%
                          5 Years          +11.28%
                          1 Year            +3.33%
                            Including Sales Charge


                              Class B (Est. 1994)
                         Average Annual Total Returns

                  Lifetime
                    +4.69%           Excluding Sales Charge
                    +1.73%           Including Sales Charge
                  1 Year
                    +7.64%           Excluding Sales Charge
                    +3.75%           Including Sales Charge


Delchester Fund invests primarily in lower rated, high-yield securities which involve greater risks than investing in higher quality fixed-income securities. Return and share value fluctuate with rising and falling interest rates and other factors so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

Class A returns reflect the impact of the 4.75% maximum sales charge and the 12b-1 fee, and take into account the reinvestment of all distributions.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on 5/2/94.

Average annual total returns for Delchester Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +10.91%, +12.62% and +8.72%, respectively, for the 10-, five- and one-year periods ending July 31, 1995. The Institutional Class was initially made available on June 1, 1992. Performance for the Institutional Class for periods prior to this date are based on Class A performance, adjusted to eliminate the sales charge.

Delchester Fund:
--------------------------------------------------------------------------------
Yesterday and Today
--------------------------------------------------------------------------------
1970 - 1995
--------------------------------------------------------------------------------

From an initial portfolio of $104,000 in 1970, the Delchester Fund has grown to nearly $1.2 billion in assets, making it Delaware Group's largest fixed-income mutual fund. Delchester is also one of the larger high-yield funds in the mutual fund industry. Assets have nearly doubled since the 1991 recession, and tripled since the mid-1980s. The Fund had 49,368 shareholders of record as of August 4, 1995.


One share of Delchester Fund A purchased at $9.15 in August 1970 would have provided $89.09 in dividends as of July 31, 1995, if dividends were reinvested.


     When Delchester's assets are combined with an additional $1.5 billion in assets from institutional accounts such as employee pension funds, Delaware manages about 1% of the entire U.S. high-yield bond market.

     In 10 of the last 11 years, the Fund's annual distribution rate has exceeded the average yield of all high-yield mutual funds tracked by Morningstar, Inc. (Distribution rate includes dividends and capital gains but not unrealized gains and losses in the portfolio.) Since August 20, 1970, shareholders of Delchester Fund A Class have earned an average annual total return of +9.70% including sales charge.

     As you can see by the chart to the right, a person who invested $10,000 in Delchester at inception would today have a portfolio worth $93,803 if dividends were reinvested. A share purchased at the initial net asset value of $9.15 in August 1970 would have provided $89.09 in dividends as of July 31, 1995.

The Birth of a High-Yield Strategy

Founded as the Delchester Mutual Fund in 1970, the Fund's initial objective was "to earn and pay shareholders as liberal a current income as is consistent with providing reasonable safety." It sought to achieve that objective by investing at least 80% of its assets in investment grade bonds -- those rated BBB or higher -- or stocks.

     Thirteen years ago, in August 1982, the Dow Jones Industrial Average stood at 776.92. That was lower, after adjusting for inflation, than the Dow had been at any point since 1952, according to Media General Financial Services, Inc. The American economy was in recession, consumer inflation at the time was running at an annual pace of more than 7% and the interest rate on the latest issue 30-year U.S. Treasury Bond was 12.31%.

     In that bearish environment for both bonds and equities, the Delchester Fund's Board of Directors saw what they believed to be a prudent opportunity to benefit income-minded shareholders by allowing the Fund to make high-yield corporate bonds a primary focus of its investment strategy.

                             [CHART APPEARS HERE]

History chart
 Delchester Fund A Class:
 Lifetime Total Return
 Growth of a $10,000 Investment
 August 1970 through July 1995

                          Cost of Living Index          Delchester Fund Class
Aug. '70                       $10,000                         $10,000
Dec. '70                        10,205                          10,528
Dec. '71                        10,538                          11,790
Dec. '72                        10,897                          12,553
Dec. '73                        11,846                          12,604
Dec. '74                        13,308                          11,536             December 1974 Recession,
                                                                                   Prolonged Bear Market in Equities
Dec. '75                        14,231                          13,361
Dec. '76                        14,923                          16,338
Dec. '77                        15,923                          17,278
Dec. '78                        17,359                          17,607
Dec. '79                        19,667                          17,858             November 1979 Hostages Taken
                                                                                   in Iran, Double Digit Inflation
Dec. '80                        22,128                          17,932
Dec. '81                        24,103                          18,049             Spring 1981 Ronald Regan becomes
                                                                                   President, Interest Rates Near
                                                                                   All-Time Highs
Dec. '82                        25,026                          24,735             August 1982 Delchester Focuses
                                                                                   on High Yield Bond
Dec. '83                        25,974                          27,847
Dec. '84                        27,000                          30,171
Dec. '85                        28,026                          37,167
Dec. '86                        28,333                          43,192
Dec. '87                        29,590                          45,312             October 1987 Dow Jones Industrials
                                                                                   Drop More Than 500 Points in One Day
Dec. '88                        30,897                          51,506
Dec. '89                        32,333                          51,890             Spring 1989 S&L Bailout Crisis grows
Dec. '90                        34,308                          45,562             1990-1991 High-Yield Bond Defaults
                                                                                   Rise Above 10%
Dec. '91                        35,359                          65,359             January 1991 Persian Gulf War, Bank
                                                                                   Credit Crunch
Dec. '92                        36,385                          76,606
Dec. '93                        37,385                          89,249             Spring 1993 High Yield Market Recovers,
                                                                                   Defaults Drop to 1%
Dec. '94                        38,385                          85,168             February 1994 Worst Bond Market Since
                                                                                   1920's begins as Fed Raises Interest Rates
July '95                        39,103                          93,803

Delchester Fund invests primarily in lower rated, high-yield securities which involve greater risks as to payment of principal and interest than investing in higher quality fixed-income securities. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Chart above includes impact of 4.75% sales charge and 12b-1 fees, as well as the reinvestment of all dividends. Does not reflect the impact of taxes. For performance of all Classes of Delchester Fund, see page 7.


How Delaware Capitalized On a Growing Market

In 1982, the market for bonds that were rated lower than investment grade was a small, but rapidly growing part of the overall corporate bond market. In the prior five years the amount of high-yield issues had grown from $4 billion to $25 billion as many mid-size companies pursued this new way to raise capital (First Boston High-Yield Research). Rapidly growing companies in technology, health care and consumer services in need of resources for expansion found a financing vehicle that allowed them to tap the corporate bond market.

     By the early 1980s, Delaware Group had more than two decades of experience investing in high-yield securities. The firm initially found opportunities in this sector in the late 1950s during searches for undervalued, high-yielding stocks. Portfolio managers found that many of these companies had bond issues with yields well above the market. High-yield bonds were initially purchased for Delaware's Decatur Income Fund.

     In August, 1982, the Delchester Fund's Board of Directors reviewed an independent study which showed that the high-yield component of the Fund had been outperforming the Fund's investment grade bonds since the late 1970s, a period referred to at the time as "the worst bond market since the 1930s." The board, after reviewing the potential risks and rewards, decided to eliminate rating restrictions on the corporate bonds the Fund could hold.

Use of High-Yield Debt Becomes Widespread

The end of the 1982 recession and the growing public acceptance and use of more debt in both the private and public sectors allowed the high-yield market to grow. By 1989, high-yield represented a 30% share of all corporate debt, amounting to $226.2 billion in securities, according to First Boston High-Yield Research. Issuers included beverage makers, casinos, airlines, consumer packaging businesses, textile processors, cosmetic companies and telecommunications firms.


                             [CHART APPEARS HERE]

High Yield Market Size, 1977 through April 1995

                               $ Billions
'77                                 4
'78                                 8
'79                                12
'80                                18
'81                                20
'82                                25
'83                                39
'84                                55
'85                                78
'86                             123.3
'87                             157.9
'88                             188.3
'89                             226.2
'90                               227
'91                             220.2
'92                             231.5
'93                               272
'94                             294.3
June '95                        296.2

Source: First Boston High-Yield Research.

The high-yield market grew six-fold between 1977 and 1982, nine-fold from 1982 to 1989. The market recovered from a period of weakness in 1990 and 1991 to set new record levels of activity in 1993-1995.


     Although the growing use of high-yield debt for hostile takeovers generated sensational headlines, high-yield debt had become a broadly accepted way for companies to access capital. Between 1977 and 1988, some 976 companies issued non-investment grade bonds, making high-yield the fastest growing part of the fixed-income market. Many businesses such as McCaw Cellular Communications, Manor Care Inc., Turner Broadcasting and MCI Communications grew through use of high-yield debt. (Pensions and Investment Age, October 31, 1988)

     Some industrial businesses and financial institutions, however, used high-yield securities to a far greater degree than was prudent. From 1989 to 1991, the high-yield market suffered in the wake of rising defaults and recession.

     These economic and structural problems reduced liquidity and temporarily shook investor confidence in this market, highlighting the genuine risks of investing in high-yield securities. Investors who withdrew from the market at this time suffered substantial losses of principal. Gradually, however, conditions improved from 1991 to 1993 as interest rates fell to the lowest level in a generation. Investors in high-yield bonds also demanded higher credit standards, increased collateral to back up high-yield bonds and more realistic evaluations of future corporate earnings.

A Market That's Still Growing

Confidence in the high-yield market has been restored and remains today. The number of mutual funds focusing on high-yield bonds has grown from 32 in 1984 to
124. Net assets in these funds have risen from $6.9 billion in 1984 to $48.8 billion as of June 30. (Lipper Analytical Services)

--------------------------------------------------------------------------------
Who Owns High-Yield Bonds...

Investors                                                       1990        1994
Mutual funds/Money Managers                                      28%         44%
Insurers                                                         31%         23%
Pension funds                                                    14%         15%
All others, including S&Ls                                       27%         18%

Source: Salomon Brothers Inc.
--------------------------------------------------------------------------------

     Despite the 1990-1991 recession and the loss of a major underwriter, the high-yield market has enjoyed renewed acceptance, growing 35% over the past four years.

Delchester: A Philosophy
Built on Experience

At Delaware, we put our extensive knowledge of high-yield bonds to work for the benefit of Delchester Fund shareholders. The team of portfolio managers overseeing the Fund has over 30 years of combined high-yield bond management experience, and they continue to use a "quality first" philosophy when determining which bonds to select for the portfolio.

 . The Fund's managers generally invest in bonds from large companies that issue at least $100 million worth of bonds at a given time, which indicates a relatively high level of liquidity.

 . The Fund's managers examine a company's financial statements, meet with a bond issuer's senior management, and may frequently travel to the site to determine the company's ability to meet interest payments before selecting a bond. The managers believe this bottom-up approach has been rewarding over the long run.

     Since the mid-1980s, the quality of companies issuing high-yield bonds has improved substantially, presenting high-yield mutual funds with increased investment choices. More than three-quarters of all high-yield bonds are rated B or better. Only a little more than a third of newly issued high-yield bonds were rated B or better six years ago, according to Merrill Lynch.

     Delchester Fund's portfolio managers seek out what they believe are the best opportunities available in today's high-yield bond market, a market they believe is both healthy and growing. They aim to continue a tradition of sound investing that, for the past 25 years, has allowed Fund shareholders to benefit from the fact that some of America's most exciting companies are willing to pay high interest rates to finance expansion or operations.

Financial
--------------------------------------------------------------------------------
Statements
--------------------------------------------------------------------------------

Delaware Group
Delchester High-Yield Bond Fund, Inc.
Statement of Net Assets
July 31, 1995

                                                                Principal            Market
                                                                 Amount              Value
   CORPORATE BONDS - 88.54%
   Aerospace & Defense - 3.09%
   Alliant Techsystems
      11 3/4% sr sub nts 2003...........................      $ 9,500,000         $10,331,250
   American General 12 7/8% sr nts 2002.................        7,200,000           7,200,000
   K & F Industries
      13 3/4% sr sub deb 2001...........................       10,000,000          10,425,000
   Interlake 12% sr nts 2001............................        8,600,000           8,944,000
                                                                                  -----------
                                                                                   36,900,250
                                                                                  -----------
   Automotives & Automotive Parts - 4.73%
** Aftermarket Tech 12% sr sub nts 2004.................       10,000,000          10,712,500
   Burlington Motor
      11 1/2% sr sub nts 2003...........................        9,850,000           8,323,250
   Exide 0/12 1/4% sr sub def deb 2004..................        9,800,000           7,889,000
** Exide 10% sr nts 2005................................        9,600,000           9,984,000
   Hyster-Yale Materials
      12 3/8% sr sub nts 1999...........................        9,506,000           9,743,650
   SPX 11 3/4% sr sub nts 2002..........................        9,400,000           9,846,500
                                                                                  -----------
                                                                                   56,498,900
                                                                                  -----------
   Banking, Finance & Insurance - 2.60%
** Acadia Partners 13% sub nts 1997.....................       13,500,000          14,141,250
   Bankers Life Holding
      13% sr sub deb 2002...............................       14,800,000          16,946,000
                                                                                  -----------
                                                                                   31,087,250
                                                                                  -----------
   Buildings & Materials - 6.42%
   American Standard
      0/10 1/2% sr sub deb 2005.........................       31,200,000          24,804,000
   American Standard
      10 7/8% sr nts 1999...............................        6,885,000           7,478,831
   Eagle Industries
      0/10 1/2% sr sub nts 2003.........................       10,800,000           8,424,000
   Grossmans 14% sub strips 1996........................        2,950,000           3,112,250
   Schuller International Group
      10 7/8% sr nts 2004...............................       14,850,000          16,260,750
   Southdown 14% sr sub nts 2001........................       14,700,000          16,555,875
                                                                                  -----------
                                                                                   76,635,706
                                                                                  -----------
   Chemicals - 8.34%
   Berry Plastics 12 1/4% units 2004....................       11,600,000          12,122,000
   Foamex L.P. 11 7/8% sr sub nts 2004..................       13,200,000          12,771,000
   G-I Holdings 0% sr nts 1998..........................       43,700,000          31,245,500
   NL Industries 11 3/4% sr nts 2003....................        7,285,000           7,831,375
   NL Industries 0/ 13% sr nts 2005.....................       15,400,000          11,396,000
** Polymer Group 12 3/4% sr nts 2002....................       12,900,000          13,061,250
   UCC Investors Holding
      0/ 12% sub nts 2005...............................      $15,000,000         $11,175,000
                                                                                  -----------
                                                                                   99,602,125
                                                                                  -----------
   Computers & Technology - 2.81%
   ADT Operations
      9 1/4% sr sub nts 2003............................        7,185,000           7,436,475
   Unisys 13 1/2% nts 1997..............................       23,390,000          26,167,563
                                                                                  -----------
                                                                                   33,604,038
                                                                                  -----------
   Consumer Products - 2.36%
** American Safety Razor
      9 7/8% sr nts 2005................................        6,900,000           6,969,000
   Calmar Spraying Systems
      14% sr sub nts 1999...............................       12,550,000          12,801,000
** Remington Arms 10% sr sub nts 2003...................        9,100,000           8,428,875
                                                                                  -----------
                                                                                   28,198,875
                                                                                  -----------
   Containers - 7.16%
   Anchor Glass Container
      10 1/4% sr nts 2002...............................       11,450,000          11,607,438
   Owens-Illinois 11% sr amort deb 2003.................       23,800,000          26,180,000
   Silgan Holdings
      0/ 13 1/4% sr disc deb 2002.......................       23,777,000          21,874,840
   Stone Container
      11 1/2% sr sub nts 2004...........................        9,750,000          10,530,000
   Stone Container 11 7/8% sr nts 1998..................        4,750,000           5,165,625
   U.S. Can 13 1/2% sr sub nts 2002.....................        9,200,000          10,131,500
                                                                                  -----------
                                                                                   85,489,403
                                                                                  -----------
   Electronics - 1.56%
   IMO Industries 12% sr sub nts 2001...................       10,650,000          10,796,438
   Magnetek 10 3/4% sr sub deb 1998.....................        7,450,000           7,878,375
                                                                                  -----------
                                                                                   18,674,813
                                                                                  -----------
   Energy - 3.38%
   Clark Oil 10 1/2% sr nts 2001........................        9,000,000           9,495,000
   Ferrellgas 10% sr sub nts 2001.......................       12,975,000          13,526,438
   Global Marine
      12 3/4% sr sec nts 1999...........................        9,245,000          10,261,950
   Wilrig AS 11 1/4% sr sec nts 2004....................        6,800,000           7,089,000
                                                                                  -----------
                                                                                   40,372,388
                                                                                  -----------
   Food, Beverage & Tobacco - 2.35%
   Chiquita Brands 9 5/8% sr nts 2004...................        6,350,000           6,381,750
   Cott 9 3/8% sr nts 2005..............................        1,000,000           1,005,000
   PMI Acquisition
      10 1/4% sr sub nts 2003...........................        5,400,000           5,562,000
** Specialty Foods 11 1/8% sr nts 2002..................        7,760,000           7,818,200
   Specialty Foods 11 1/4% sr nts 2003..................        7,250,000           7,322,500
                                                                                  -----------
                                                                                   28,089,450
                                                                                  -----------
   Healthcare & Pharmaceuticals - 5.05%
   American Medical International
      0/ 15% jr sub disc nts 2005.......................       13,100,000          25,348,500
   HEALTHSOUTH Rehabilitation
      9 1/2% sr sub nts 2001............................       15,600,000          16,302,000

                                                                Principal            Market
                                                                 Amount              Value
   Healthcare & Pharmaceuticals (Continued)
   Tenet Healthcare
      10 1/8% sr sub nts 2005...........................      $17,500,000        $ 18,637,500
                                                                                 ------------
                                                                                   60,288,000
                                                                                 ------------
   Media, Leisure & Entertainment - 17.19%
   AMC Entertainment
      12 5/8% sr sub deb 2002...........................       14,100,000          15,739,125
   Aztar 13 3/4% sr sub nts 2004........................       13,510,000          15,266,300
   Century Communications
      9 3/4% sr nts 2002................................       14,350,000          14,708,750
   Cinemark USA 12% sr nts 2002.........................       10,000,000          10,837,500
   Coleman Holdings
      0% sr sec disc nts 1998...........................       29,600,000          22,940,000
   Continental Cablevision 9% sr deb 2008...............       14,250,000          14,713,125
   Infinity Broadcasting
      10 3/8% sr sub nts 2002...........................       13,045,000          14,007,069
   Jones Intercable 9 5/8% sr nts 2002..................        5,200,000           5,460,000
 **Marcus Cable
      0/ 14 1/4% sr disc nts 2005.......................       19,200,000          11,040,000
   MGM Grand Hotel Finance
      12% 1st mtg nts 2002..............................       18,400,000          20,516,000
   New World Holding 0% sr disc nts 1999................       31,525,000          20,491,250
   Rogers Cablesystems
      10% sr sec nts 2005...............................       17,100,000          17,826,750
   Sullivan Graphics 15% sr sub nts 2000................       11,950,000          12,667,000
   Viacom 8% sub deb 2006...............................        2,500,000           2,462,500
   Viacom International
      10 1/4% sr sub nts 2001...........................        5,810,000           6,594,350
                                                                                 ------------
                                                                                  205,269,719
                                                                                 ------------
   Metals & Mining - 4.06%
   Acme Metals 12 1/2% sr nts 2002......................        9,500,000           9,690,000
   G.S. Technologies 12% sr nts 2004....................       11,500,000          11,456,875
   Inland Steel 12 3/4% unsec nts 2002..................        3,100,000           3,472,000
   Kaiser Aluminum & Chemical
      12 3/4% sr sub nts 2003...........................        9,600,000          10,668,000
   Maxxam Group
      11 1/4% sr sec nts 2003...........................       12,250,000          11,606,875
   Maxxam Group 14% sr sub nts 2000.....................        1,576,000           1,642,980
                                                                                 ------------
                                                                                   48,536,730
                                                                                 ------------
   Paper & Forest Products - 8.21%
   Doman Industries Limited
      8 3/4% sr nts 2004................................        9,000,000           8,820,000
   Domtar 11 3/4% sr nts 1999...........................       12,000,000          13,200,000
   Ivex Packaging
      12 1/2% sr sub nts 2002...........................       15,750,000          16,635,938
   Pacific Lumber 10 1/2% sr nts 2003...................       11,800,000          11,151,000
   Repap Wisconsin
      9 1/4% sr sec nts 2002............................        6,300,000           6,268,500
 **S.D. Warren 12% sr sub nts 2004......................       19,600,000          21,805,000
   Stone Consolidated
      10 1/4% sr nts 2000...............................       11,750,000          12,396,250
   Sweetheart Cup
      9 5/8% sr sec nts 2000............................        7,825,000           7,746,750
                                                                                 ------------
                                                                                   98,023,438
                                                                                 ------------
   Retail - 3.81%
   DiGiorgio 12% sr nts 2003............................      $ 9,000,000      $    7,098,750
   Fleming Companies
      10 5/8% sr nts 2001...............................        6,380,000           6,762,800
   Grand Union 12% sr nts 2004..........................        5,100,000           4,972,500
   Pathmark Stores
      0/ 10 3/4% jr sub nts 2003........................       11,600,000           7,308,000
   Penn Traffic 10.65% sr nts 2004......................       14,775,000          15,070,500
   Ralph's Grocery
      13 3/4% sr sub nts 2005...........................        3,982,000           4,305,538
                                                                               --------------
                                                                                   45,518,088
                                                                               --------------
   Transportation & Related - 2.82%
   Eletson Holdings
      9 1/4% 1st pfd mtg nts 2003.......................       12,340,000          11,954,375
   Trans Ocean Container
      12 1/4% sr sub nts 2004...........................        6,900,000           6,969,000
   Viking Star Shipping
      9 5/8% 1st pfd ship mtg nts 2003..................       14,650,000          14,778,188
                                                                               --------------
                                                                                   33,701,563
                                                                               --------------
   Utilities - 2.60%
   Amerigas Partners L.P.
      10 1/8% sr nts 2007...............................        1,750,000           1,870,313
   Midland II Funding 13 1/4% deb 2006..................       12,250,000          12,985,000
 **Pronet 11 7/8% sr sub nts 2005.......................        9,500,000           9,880,000
   Rogers Cantel Mobile Communications
      10 3/4% sr sec nts 2001...........................        6,000,000           6,292,500
                                                                               --------------
                                                                                   31,027,813
                                                                               --------------
   Total Corporate Bonds
      (cost $1,018,554,498).............................                        1,057,518,549
                                                                               --------------
   U.S. TREASURY OBLIGATIONS - 4.26%
   U.S. Treasury Bonds 11 1/2% 1995.....................       29,250,000          29,761,287
   U.S. Treasury Notes 10 1/2% 1995.....................       21,117,000          21,156,698
                                                                               --------------
   Total U.S. Treasury Obligations
      (cost $50,963,614)................................                           50,917,985
                                                                               --------------
   SHORT-TERM INVESTMENTS - 4.36%
   Federal Home Loan Mortgage Corporation
      12 3/4% 1996......................................       50,000,000          52,081,995
                                                                               --------------
   Total Short-Term Investments
      (cost $52,926,500)................................                           52,081,995
                                                                               --------------
                                                                 Number of
                                                                  Shares
   PREFERRED STOCK - 0.45%
 *Supermarket General $3.50 pfd........................          200,000           5,325,000
                                                                               --------------
   Total Preferred Stock
      (cost $5,107,800).................................                            5,325,000
                                                                               --------------
   CONVERTIBLE PREFERRED STOCK - 0.85%
   Pantry Pride cv $14.875 pfd..........................           97,500          10,140,000
                                                                               --------------
   Total Convertible Preferred Stock
      (cost $10,237,500)................................                           10,140,000
                                                                               --------------

                                                                Number of            Market
                                                                  Shares             Value
   STOCK WARRANTS - 0.09%
  *Berry Plastics.......................................           11,600      $      145,000
  *Protection One.......................................          140,000             892,500
                                                                               --------------
   Total Stock Warrants
      (cost $553,800)...................................                            1,037,500
                                                                               --------------
   TOTAL MARKET VALUE OF SECURITIES --
      98.55% (cost $1,138,343,712)......................                        1,177,021,029

   RECEIVABLES AND OTHER ASSETS
      NET OF LIABILITIES -- 1.45%.......................                           17,344,233
                                                                               --------------
   NET ASSETS APPLICABLE TO 162,495,049
      DELCHESTER FUND A CLASS, 9,828,671
      DELCHESTER FUND INSTITUTIONAL CLASS
      AND 17,807,043 DELCHESTER FUND B CLASS
      SHARES ($1.00 PAR VALUE) OUTSTANDING;
      EQUIVALENT TO $6.28 PER SHARE -- 100.00%..........                       $1,194,365,262
                                                                               ==============
   COMPONENTS OF NET ASSETS AT JULY 31, 1995
   Capital stock, $1 par value, 500,000,000 shares
      authorized to the Fund............................                       $1,398,620,770
   Accumulated undistributed:
      Net realized loss on investments..................                         (242,932,825)
      Net unrealized appreciation of investments........                           38,677,317
                                                                               --------------
   Total net assets.....................................                       $1,194,365,262
                                                                               ==============

-------------------------
 * Non-income producing for the year ended July 31, 1995.

** This security is exempt from registration under Rule 144A of the Securities
   Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1995, these securities amounted to $113,840,075 or 9.53% of net assets.

Summary of Abbreviations:
cv -- convertible
deb -- debentures
def -- deferred
disc -- discount
frn -- floating rate notes
jr -- junior
mtg -- mortgage
pfd -- preferred
sec -- secured
sr nts -- senior notes
sub -- subordinated
unsec -- unsecured

                            See accompanying notes


Delaware Group
Delchester High-Yield Bond Fund, Inc.
Statement of Operations
Year Ended July 31, 1995

INVESTMENT INCOME:
Interest....................................................    $131,491,120
Dividends...................................................       1,450,313         $132,941,433
                                                                ------------
EXPENSES:
Management fees ($6,469,140) and
   directors' fees ($23,302)................................       6,492,442
Distribution expenses.......................................       3,079,162
Dividend disbursing and transfer agent
   fees and expenses........................................       1,649,538
Reports and statements to shareholders......................         355,883
Salaries....................................................         291,792
Taxes (other than taxes on income)..........................         165,775
Registration fees...........................................         113,700
Custodian fees..............................................         100,651
Professional fees...........................................          40,425
Other.......................................................         286,270           12,575,638
                                                                ------------         ------------
NET INVESTMENT INCOME.......................................                          120,365,795
                                                                                     ------------
NET REALIZED LOSS AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized loss from investment
   transactions.............................................                          (87,627,487)
Net unrealized appreciation of
   investments during the period............................                           62,149,528
                                                                                     ------------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS......................................                          (25,477,959)
                                                                                     ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS................................                         $ 94,887,836
                                                                                     ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
   FOR DELCHESTER FUND A CLASS -- July 31, 1995:
Net asset value per share (A)...............................                                $6.28
Sales charges (4.75% of offering price, or 4.94% of amount
   invested per share)(B)...................................                                  .31
                                                                                            -----
Offering price..............................................                                $6.59
                                                                                            =====

-------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See Purchasing Shares in the current Prospectuses for purchases of $100,000 or more Delchester Fund A Class.

                            See accompanying notes

Delaware Group
Delchester High-Yield Bond Fund, Inc.
Statement of Changes in Net Assets

                                                                 Year Ended             Year Ended
                                                                   7/31/95                7/31/94
OPERATIONS:
Net investment income...................................      $  120,365,795         $  113,174,026
Net realized loss from investment
   transactions.........................................         (87,627,487)            (3,574,612)
Net unrealized appreciation
   (depreciation)during the period......................          62,149,528            (94,141,312)
                                                              --------------         --------------
Net increase in net assets
   resulting from operations............................          94,887,836             15,458,102
                                                              --------------         --------------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME:
Delchester Fund A Class.................................        (106,358,471)          (106,877,965)
Delchester Fund B Class.................................          (6,897,786)              (200,558)
Delchester Fund Institutional Class.....................          (7,492,250)            (6,347,391)
                                                              --------------         --------------
                                                                (120,748,507)          (113,425,914)
                                                              --------------         --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Delchester Fund A Class..............................         244,651,020            360,014,314
   Delchester Fund B Class..............................          97,174,674             22,645,448
   Delchester Fund Institutional Class..................          93,277,438             84,508,032
Net asset value of shares issued
   upon reinvestment of dividends
   from net investment income:
   Delchester Fund A Class..............................          51,650,920             52,710,351
   Delchester Fund B Class..............................           2,782,355                 79,980
   Delchester Fund Institutional Class..................           5,760,633              4,839,929
                                                              --------------         --------------
                                                                 495,297,040            524,798,054
                                                              --------------         --------------
Cost of shares repurchased:
   Delchester Fund A Class..............................        (234,810,778)          (293,134,865)
   Delchester Fund B Class..............................         (10,542,001)              (429,503)
   Delchester Fund Institutional Class..................        (106,185,449)           (47,820,351)
                                                              --------------         --------------
                                                                (351,538,228)          (341,384,719)
                                                              --------------         --------------
Increase in net assets derived from
   capital share transactions...........................         143,758,812            183,413,335
                                                              --------------         --------------
NET INCREASE IN NET ASSETS..............................         117,898,141             85,445,523

NET ASSETS:
Beginning of period.....................................       1,076,467,121            991,021,598
                                                              --------------         --------------
End of period (including undistributed
   net investment income of $-0- and
   $382,712, respectively)..............................      $1,194,365,262         $1,076,467,121
                                                              --------------         --------------

                            See accompanying notes


Delaware Group
Delchester High-Yield Bond Fund, Inc.
Notes to Financial Statements
July 31, 1995

Delaware Group Delchester High-Yield Bond Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Act of 1940. The Fund is organized as a Maryland corporation. The Fund offers three classes of shares.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gain (loss) are allocated to the various classes of the Fund on the basis of daily net assets. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Group Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

2. Investment Management Fee and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of .60% of the first $500 million of average daily net assets of the Fund, .575% on the next $250 million and .55% on the average daily net assets over $750 million, less fees paid to the unaffiliated independent directors by the Fund. At July 31, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $102,372.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class. No distribution expenses are paid by the Institutional Class. For the year ended July 31, 1995, the Fund paid DDLP $840,314 for commissions earned on sales of Delchester Fund A Class shares. At July 31, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP for $59,494.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended July 31, 1995, the Fund expensed $1,649,538 for these services. At July 31, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $34,948.

Certain officers of the Investment Manager are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP or DSC have heretofore conducted their relationship with the Fund.

3. Investments

During the year ended July 31, 1995, the Fund made purchases of $982,105,057 and sales of $879,014,019 of investment securities other than U.S. Government securities and temporary cash investments.

At July 31, 1995, the aggregate cost of securities for federal income tax purposes was $1,138,396,212.

At July 31, 1995, net unrealized appreciation for federal income tax purposes aggregated $38,624,817 of which $46,906,455 related to unrealized appreciation of securities and $8,281,638 related to unrealized depreciation of securities.

The realized loss for federal income tax purposes was $87,593,579 for the year ended July 31, 1995. For federal income tax purposes, the Fund had accumulated capital losses at July 31, 1995, of $240,229,579 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1998 -- $59,747,000, 1999 -- $89,261,000, 2002 -- $3,628,000 and
2003 -- $87,593,579.

4. Capital Stock

Transactions in capital shares were as follows:

                                                   Year Ended       Year Ended
                                                     7/31/95          7/31/94
Shares sold:
   Delchester Fund A Class....................      39,583,037       52,162,247
   Delchester Fund B Class....................      15,685,814        3,428,388
   Delchester Fund Institutional Class........      15,030,853       12,409,280
Shares issued upon reinvestment of
   dividends from net investment income:
   Delchester Fund A Class....................       8,345,378        7,638,956
   Delchester Fund B Class....................         449,795           12,283
   Delchester Fund Institutional Class........         931,569          706,147
                                                    ----------       ----------
                                                    80,026,446       76,357,301
                                                    ----------       ----------
Shares repurchased:
   Delchester Fund A Class....................     (37,892,161)     (42,358,212)
   Delchester Fund B Class....................      (1,704,030)         (65,207)
   Delchester Fund Institutional Class........     (17,158,023)      (7,167,289)
                                                    ----------       ----------
                                                   (56,754,214)     (49,590,708)
                                                    ----------       ----------
   Net increase...............................      23,272,232       26,766,593
                                                    ==========       ==========

5. Line of Credit

The Fund has a committed line of credit for $20,000,000. No amount was outstanding at July 31, 1995, or at any time during the last fiscal period.

6. Concentration of Credit Risk

The Fund invests in high-yield fixed income securities which carry ratings of CCC or lower by Standard & Poors and/or Caa or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                              Delchester Fund A Class
                                                                           --------------------------------------------------------
                                                                                                Year Ended July 31,
                                                                             1995         1994        1993       1992       1991
Net asset value, beginning of period....................................     $6.450      $7.070      $6.900     $6.260     $6.300

Income from investment operations:
   Net investment income................................................      0.668       0.744       0.774      0.781      0.805
   Net realized and unrealized gain (loss) from security transactions...     (0.167)     (0.618)      0.165      0.640     (0.040)
                                                                             ------      ------      ------     ------     ------
   Total from investment operations.....................................      0.501       0.126       0.939      1.421      0.765
                                                                             ------      ------      ------     ------     ------

Less distributions:
   Dividends from net investment income.................................     (0.671)     (0.746)     (0.769)    (0.781)    (0.805)
   Distributions from net realized gain on security transactions........        none        none        none       none       none
                                                                             ------      ------      ------     ------     ------
   Total distributions..................................................     (0.671)     (0.746)     (0.769)    (0.781)    (0.805)
                                                                             ------      ------      ------     ------     ------
Net asset value, end of period..........................................     $6.280      $6.450      $7.070     $6.900     $6.260
                                                                             ======      ======      ======     ======     ======

Total return/1/.........................................................       8.46%       1.60%      14.46%     23.94%     14.51%

Ratios/supplemental data:
   Net assets, end of period (000 omitted).............................. $1,020,763    $983,569    $955,113   $760,290   $505,530
   Ratio of expenses to average net assets..............................       1.09%       1.05%       1.04%      1.08%      1.20%
   Ratio of net investment income to average net assets.................      10.77%      10.48%      11.17%     11.58%     14.15%
   Portfolio turnover...................................................         92%         92%         72%       101%        38%

-------------------------
/1/ Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

7. Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         Delchester Fund B Class             Delchester Fund Institutional Class
                                                         -----------------------    -----------------------------------------------
                                                                     Period from
                                                                       5/2/94/2/
                                                         Year Ended           to                  Year Ended July 31,
                                                           7/31/95      7/31/94       1995       1994      1993    1992/1/     1991
Net asset value, beginning of period.....................   $6.450       $6.730     $6.450     $7.070    $6.900    $6.260    $6.300
Income from investment operations:
   Net investment income.................................    0.624        0.120      0.685      0.758     0.787     0.798     0.822
   Net realized and unrealized gain (loss) from security
      transactions.......................................   (0.170)      (0.280)    (0.169)    (0.617)    0.165     0.640    (0.040)

                                                            ------       ------     ------     ------    ------    ------    ------

   Total from investment operations......................    0.454       (0.160)     0.516      0.141     0.952     1.438     0.782
                                                            ------       ------     ------     ------    ------    ------    ------


Less distributions:
   Dividends from net investment income..................   (0.624)      (0.120)    (0.686)    (0.761)   (0.782)   (0.798)   (0.822)

   Distributions from net realized gain on security
      transactions.......................................      none         none       none       none      none      none      none

                                                            ------       ------     ------     ------    ------    ------    ------

   Total distributions...................................   (0.624)      (0.120)    (0.686)    (0.761)   (0.782)   (0.798)   (0.822)

                                                            ------       ------     ------     ------    ------    ------    ------

Net asset value, end of period...........................   $6.280       $6.450     $6.280     $6.450    $7.070    $6.900    $6.260
                                                            ======       ======     ======     ======    ======    ======    ======


Total return.............................................  7.64%/3/          /4/      8.72%      1.82%    14.67%    24.28%    14.85%


Ratios/supplemental data:
   Net assets, end of period (000 omitted)............... $111,860      $21,776    $61,742    $71,122   $35,909   $18,746  $113,414
   Ratio of expenses to average net assets...............     1.82%        1.83%      0.82%      0.83%     0.86%     0.86%     0.90%

   Ratio of net investment income to average net assets..    10.14%        9.70%     11.14%     10.70%    11.35%    12.17%    14.45%

   Portfolio turnover....................................       92%          92%        92%        92%       72%      101%       38%


-------------------------
The per share data prior to 1992 was derived from the data of the Delchester I class which, like the Delchester Fund Institutional Class, a new class of shares, was not subject to Rule 12b-1 distribution expenses. Delchester I class was converted into Delchester Fund Class on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class.

/1/ The per share data for Delchester I class and Delchester Fund Institutional
    Class has been combined for 1992. For the ten months ended May 31, 1992, the Delchester I class operating expenses and net investment income per share were $.047 and $.666, respectively. For the two months ended July 31, 1992, the Delchester Fund Institutional Class operating expenses and net investment income per share were $.009 and $.132, respectively. All net investment income was distributed to shareholders.

/2/ Date of initial public offering. Ratios have been annualized.

/3/ Does not include the contingent deferred sales charge which varies from 1%-
    4% depending upon the holding period.

/4/ Total return has been omitted as management believes that such information for this relatively short period is not meaningful.

Delaware Group Delchester High-Yield Bond Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Delchester High-Yield Bond Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Group Delchester High-Yield Bond Fund, Inc. as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delchester High-Yield Bond Fund, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                   Ernst & Young LLP
Philadelphia, Pennsylvania
September 7, 1995

A Report on Delchester High-Yield Bond Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.


                                                            Number of Votes*
                                            ---------------------------------------------------
                                                For         Against/Withheld      Abstentions
Election of Directors:
     Wayne A. Stork....................     111,811,239         2,967,654                 --
     Walter P. Babich..................     111,842,220         2,936,672                 --
     Anthony D. Knerr..................     111,831,833         2,947,059                 --
     Ann R. Leven......................     111,833,497         2,945,396                 --
     W. Thacher Longstreth.............     111,802,859         2,976,033                 --
     Charles E. Peck...................     111,833,543         2,945,349                 --

Approval of the New
     Investment Management
     Agreement.........................     106,598,921         2,676,904          5,503,067

Selection of Ernst & Young LLP as
     Independent Auditors..............     109,883,586           655,019          4,240,288

* Please note that the results of this meeting were not audited by Ernst & Young LLP.

This annual report is for the information of Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the current Statement of Additional Information. If used with prospective investors after September 30, 1995, this report must be accompanied by a Delchester Fund Performance Update for the most recently completed calendar quarter. The figures in this report represent past results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------


Board
================================================================================
Members
================================================================================

Wayne A. Stork
Chairman, Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD


Affiliated
================================================================================
Officers
================================================================================

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Keith E. Mitchell
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Delaware Group
================================================================================
of Funds
================================================================================

For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current Delchester Fund prospectus. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

                   [LOGO OF DELAWARE GROUP TO APPEAR HERE]

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

Nationwide (800) 523-4640;
In Philadelphia (215) 988-1333

Securities Dealers Only
Nationwide (800) 362-7500;
In Philadelphia (215) 988-1050

(C) Delaware Distributors, L.P.


                                 [LOGO] Printed in the U.S.A. on recycled paper.

                                                               AR-024[795]TKO895